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                                                                   EXHIBIT 23.5


           CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the use of our reports included herein (or incorporated herein by reference) and to the reference to our firm under the heading "Legal Matters and Experts" in this Registration Statement on Form S-3.


                                        /s/ KPMG PEAT MARWICK LLP


Fort Lauderdale, Florida
December 11, 1996